Exhibit 9(ii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K
                                   EXHIBIT A
                                       TO
                      EXCLUSIVE PLACEMENT AGENT AGREEMENT
                      AS LAST AMENDED:  DECEMBER 11, 1996

     Pursuant to the Exclusive Placement Agreement, ESI shall be Exclusive Placement Agent with respect to the following Trusts, effective as of the date indicated below:

Name of Trust                           Date

BT Investment Portfolios:
  Liquid Assets Portfolio                 September 30, 1996
  Asset Management Portfolio II           September 30, 1996
  Asset Management Portfolio III          September 30, 1996
  Global High Yield Securities Portfolio  September 30, 1996
  Latin American Equity Portfolio         September 30, 1996
  Small Cap Portfolio                     September 30, 1996
  Pacific Basin Equity Portfolio          September 30, 1996
  European Equity Portfolio               September 30, 1996
  International Bond Portfolio            September 30, 1996
  100% Treasury Portfolio                 September 30, 1996
  Growth and Income Portfolio             September 30, 1996
  U.S. Bond Index Portfolio               September 30, 1996
  Equity 500 Equal Weighted Index Portfolio  September 30, 1996
  Small Cap Index Portfolio               September 30, 1996
  EAFE  Equity Index Portfolio            September 30, 1996
  BT RetirementPlus Portfolio             December 11, 1996
Cash Management Portfolio                 September 30, 1996
Treasury Money Portfolio                  September 30, 1996
Tax Free Money Portfolio                  September 30, 1996


International Equity Portfolio            September 30, 1996
Utility Portfolio                         September 30, 1996
Equity 500 Index Portfolio                September 30, 1996
Short/Intermediate U.S. Government
     Securities Portfolio                 September 30, 1996
Asset Management Portfolio                September 30, 1996
Capital Appreciation Portfolio            September 30, 1996
Intermediate Tax Free Portfolio           September 30, 1996



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